EXHIBIT 24



                              POWER OF ATTORNEY


    Pursuant to the requirements of the Securities Act of 1933, this Power of Attorney has been signed by the following persons in the capacities and on the dates indicated. By so signing, each of the undersigned, in his or her capacity as a director or officer, or both, as the case may be, of BankBoston Corporation (the "Corporation"), does hereby appoint Charles K. Gifford, Henrique de Campos Meirelles, Susannah M. Swihart, Kathleen M. McGillycuddy, Robert T. Jefferson and Gary A. Spiess, and each of them severally, or if more than one acts, a majority of them, his or her true and lawful attorneys or attorney to execute in his or her name, place and stead, in his or her capacity as a director or officer or both, as the case may be, of the Corporation, the Registration Statement on Form S-3 to be filed with the Securities and Exchange Commission (the "Commission"), and any and all amendments to said Registration Statement and all instruments necessary or incidental in connection therewith, and to file the same with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of each of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises as fully and to all intents and purposes as each of the undersigned might or could do in person, hereby ratifying and approving the acts of said attorneys and each of them.


         SIGNATURE          TITLE                             DATE
         ---------          -----                             ----

  /s/ CHARLES K. GIFFORD    Chairman and Chief Executive          February 26, 1998
--------------------------- Officer and Director (Chief
     (Charles K. Gifford)   Executive Officer)



   /s/ HENRIQUE DE CAMPOS   President and Chief                   February 26, 1998
         MEIRELLES          Operating Officer and
--------------------------- Director
    (Henrique de Campos
         Meirelles)


  /s/ SUSANNAH M. SWIHART   Chief Financial Officer and           February 26, 1998
--------------------------- Treasurer (Chief Financial
     (Susannah M. Swihart)  Officer)



  /s/ ROBERT T. JEFFERSON   Comptroller (Chief                    February 26, 1998
--------------------------- Accounting Officer)
   (Robert T. Jefferson)


     /s/ WAYNE A BUDD       Director                              February 26, 1998
---------------------------
      (Wayne A. Budd)


 /s/ JOHN A. CERVIERI JR.   Director                              February 26, 1998
---------------------------
   (John A. Cervieri Jr.)


  /s/ WILLIAM F. CONNELL    Director                              February 26, 1998
---------------------------
    (William F. Connell)


  /s/ GARY L. COUNTRYMAN    Director                              February 26, 1998
---------------------------
    (Gary L. Countryman)


/s/ WILLIAM M. CROZIER, JR.  Director                             February 26, 1998
---------------------------
 (William M. Crozier, Jr.)


   /s/ ALICE F. EMERSON      Director                              February 26, 1998
---------------------------
     (Alice F. Emerson)


     /s/ THOMAS J. MAY       Director                              February 26, 1998
---------------------------
      (Thomas J. May)


   /s/ DONALD F. McHENRY     Director                              February 26, 1998
---------------------------
    (Donald F. McHenry)


    /s/ PAUL C. O'BRIEN      Director                              February 26, 1998
---------------------------
     (Paul C. O'Brien)


    /s/ THOMAS R. PIPER      Director                              February 26, 1998
---------------------------
     (Thomas R. Piper)


  /s/ FRANCENE S. RODGERS    Director                              February 26, 1998
---------------------------
   (Francene S. Rodgers)


     /s/ JOHN W. ROWE        Director                              February 26, 1998
---------------------------
       (John W. Rowe)


   /s/ GLENN P. STREHLE      Director                              February 26, 1998
---------------------------
     (Glenn P. Strehle)


 /s/ WILLIAM C. VAN FAASEN   Director                              February 26, 1998
---------------------------
  (William C. Van Faasen)


   /s/ THOMAS B. WHEELER     Director                              February 26, 1998
---------------------------
    (Thomas B. Wheeler)


    /s/ ALFRED M. ZEIEN      Director                              February 26, 1998
---------------------------
     (Alfred M. Zeien)

